SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------


        Date of Report (Date of earliest event reported): July 17, 2003


                            GRANDSOUTH BANCORPORATION




Incorporated under the     Commission File No. 000-31937      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1104394




                                327 Fairview Road

                       Simpsonville, South Carolina 29681

                             Telephone: 864-770-1000









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Item 7.  Financial Statements and Exhibits

(c)  Exhibit 99 Registrant's  2003 Second Quarter Earnings Release.

Item 9.  Regulation FD Disclosure; Information Provided Pursuant to Item 12.

Second Quarter Earnings

         Pursuant to Item 12 of this form, please see Exhibit 99 for the Registrant's 2003 second quarter earnings release.




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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 GRANDSOUTH BANCORPORATION
                                 (Registrant)



Date:  July 18, 2003            By: /s/ J. B. Garrett
                                    --------------------------------------------
                                    J. B. Garrett
                                    Senior Vice President and Chief Financial
                                    Officer




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                                  EXHIBIT INDEX

Exhibit 99       Registrant's 2003 Second Quarter Earnings Release